SCHEDULE 14A INFORMATION

			Proxy Statement Pursuant to Section 14(a) of the
				Securities Exchange Act of 1934

Filed by the Registrant | |
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|X|	Preliminary Proxy Statement
| |	Confidential, for use of the Commission Only (as permitted by Rule
	14a-6(e)(2))
| |	Definitive Proxy Statement
| |	Definitive Additional Materials
| |	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

						EMBREX, INC.
			(Name of Registrant as Specified In Its Charter)

					Micro Cap Partners, L.P.

	(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|	No fee required.
| |	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed
		pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

| |	Fee paid previously with preliminary materials.
| |	Check box if any part of the fee is offset as provided by
	Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

		(1)	Amount Previously Paid:
		(2)	Form, Schedule or Registration Statement No.:
		(3)	Filing Party:
		(4)	Date Filed

 					Micro Cap Partners, L.P.
					  470 University Avenue
					  Palo Alto, CA  94301



April ___, 1999



Dear Fellow Embrex Shareholder:

	The enclosed proxy statement and proxy card are being sent to you by Micro Cap Partners, L.P., a Delaware limited partnership, and its general partner, Palo Alto Investors. Palo Alto Investors is Embrex's largest shareholder, holding approximately 13.4 percent of the issued and outstanding Common Stock of Embrex, Inc.

	Micro Cap Partners is submitting two shareholder proposals for a vote at the annual meeting of Embrex shareholders scheduled for May 20, 1999. One proposal recommends that Embrex take prompt action to improve the price of Embrex stock and maximize the value of Embrex stock for all shareholders.
The other proposes an amendment to Embrex's By-Laws granting to Embrex shareholders the right to call special meetings of shareholders - a right the shareholders currently do not have.

	Palo Alto Investors and Micro Cap Partners are soliciting proxies FOR the shareholder proposals because they have been concerned about the continuous decline in the Company's stock price since first investing in the Company in 1996.

	We hope you will read the enclosed Proxy Statement which further explains our reasons for making the proposals and vote with us by completing and returning the enclosed BLUE proxy card.

	Thank you for your consideration.

					Very truly yours,
					MICRO CAP PARTNERS, L.P.


					By:	Palo Alto Investors, General Partner


						By:
							William L. Edwards, President

Enclosures


PRELIMINARY COPY
SUBJECT TO COMPLETION
April __, 1999

					____________________

					PROXY STATEMENT
				OF MICRO CAP PARTNERS, L.P.
					___________________

				  SOLICITATION OF PROXIES
				  IN OPPOSITION TO PROXY
					STATEMENT OF THE
				    BOARD OF DIRECTORS
					OF EMBREX, INC.
					____________________

				ANNUAL MEETING OF SHAREHOLDERS
				   TO BE HELD MAY 20, 1999
					_____________________


	This Proxy Statement and the enclosed BLUE Proxy Card are being furnished by Micro Cap Partners, L.P. ("Micro Cap Partners") to holders of common stock, no par value (the "Common Stock"), of Embrex, Inc., a North Carolina corporation (the "Company" or "Embrex"), in connection with the solicitation of proxies by Micro Cap Partners for use at the Company's Annual Meeting of Shareholders and at any and all adjournments, postponements or reschedulings thereof (the "Meeting"). Micro Cap Partners is a Delaware limited partnership whose general partner is Palo Alto Investors ("PAI"), a California corporation and registered investment adviser.

	The Meeting will be held on May 20, 1999, at 9:00 a.m.
Eastern Daylight Time, at the North Carolina Biotechnology
Center, 15 Alexander Drive, Research Triangle Park, North
Carolina, and the record date for determining shareholders entitled to notice of and to vote at the Meeting is March 22, 1999 (the "Record Date"). According to the Preliminary Proxy
Statement filed by the Company with the Securities and Exchange
Commission on April 9, 1999, as of the close of business on February 26, 1999, there were outstanding and entitled to vote 8,302,372 shares of Common Stock. As of the Record Date, Micro Cap
Partners was the beneficial owner of 304,500 shares of Common
Stock, representing approximately 3.7% of the shares outstanding and entitled to vote on the Record Date. As of the Record Date, PAI was the beneficial owner of an aggregate of 1,083,000 shares of Common Stock, representing approximately 13.4% of the shares outstanding and entitled to vote on the Record Date.

	This Proxy Statement and the BLUE Proxy Card are first being mailed or furnished by Micro Cap Partners to shareholders of the Company on or about April 24, 1999.

	THIS SOLICITATION IS BEING MADE BY MICRO CAP PARTNERS AND NOT ON BEHALF OF THE EMBREX BOARD.
	Micro Cap Partners is soliciting proxies from Embrex shareholders in support of two proposals. The first proposal is an amendment to the Company's Amended and Restated By-laws (the "By-laws") that would give Embrex shareholders the right to call special meetings of shareholders (the "Special Meeting Amendment"). The second proposal is a recommendation that the Embrex Board of Directors and management hire a nationally recognized investment banking firm to assist the Company in evaluating options to maximize shareholder value (the "Shareholder Proposal").

	The Special Meeting Amendment is designed to secure for the Company's shareholders the right to call Special Meetings of Shareholders for the purpose of nominating candidates to stand for election to the Embrex Board or to propose other business.
This is a right that is permitted under North Carolina law in the discretion of North Carolina companies. The Board of Directors of Embrex, however, has chosen not to provide Embrex shareholders with the right to call special meetings. Presently, Embrex shareholders have the right to meet only once each year at the annual meeting, unless the Board of Directors calls a special meeting. Micro Cap Partners believes that the Special Meeting Amendment will enhance shareholder democracy and provide shareholders with greater ability to encourage or cause the Embrex Board to actively consider alternatives to increase the price of Embrex stock and thereby maximize value for all shareholders. The proposed Special Meeting Amendment would permit the holders of 10% or more of the Company's outstanding capital stock to call a Special Meeting of Shareholders.

	The Shareholder Proposal, submitted to the Embrex Board by Micro Cap Partners, recommends that Embrex hire a nationally recognized investment banking firm to assist the Company in evaluating options to maximize shareholder value including, among other things, an issuer tender offer (the "Shareholder
Proposal"). The Shareholder Proposal is advisory only and is not binding on Embrex.

	Micro Cap Partners is soliciting proxies FOR the adoption of the Special Meeting Amendment and FOR adoption of the Shareholder
Proposal.

	YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES
YOU OWN.  PLEASE SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND
RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. PROPERLY VOTING AND RETURNING THE ENCLOSED BLUE PROXY CARD AUTOMATICALLY REVOKES ANY PROXY
PREVIOUSLY SIGNED BY YOU.

	DO NOT RETURN ANY WHITE PROXY CARD SENT TO YOU BY EMBREX. Even if you previously have voted on the Embrex white proxy card, you have every legal right to change your vote by signing, dating and returning the enclosed BLUE Proxy Card. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

	IMPORTANT NOTE: If your shares of Common Stock are registered in your own name, please sign, date and mail the enclosed BLUE Proxy Card to Micro Cap Partners in care of Morrow & Co., Inc. ("Morrow & Co."), the firm assisting Micro Cap Partners in the solicitation of proxies, in the postage-paid envelope provided. If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only that institution can sign a BLUE Proxy Card with respect to your shares of Common Stock and only upon receipt of specific instructions from you. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE Proxy Card to be signed representing your shares of Common Stock. Micro Cap Partners urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of such instructions to Micro Cap Partners in care of Morrow & Co. at the address indicated below so that Micro Cap Partners will be aware of all instructions given and can attempt to ensure that such instructions are followed.

	If you have any questions about executing your proxy or require assistance, please contact:

	Morrow & Co., Inc.
	445 Park Avenue, 5th Floor
	New York, New York 10022
	Call Toll Free:  (800) 662-5200

			REASONS FOR THE SOLICITATION

	PAI and Micro Cap Partners are soliciting proxies FOR the adoption of the Special Meeting Amendment and FOR the Shareholder Proposal because they have been concerned about the continuous decline in the Company's stock price since first investing in the Company in 1996.

	The price of Embrex stock is down year-to-date and since its initial public offering in 1991. On April 30, 1996, the stock price closed at $7.75 per share. On April 30, 1997, the closing price was $6.63 per share. On April 30, 1998, the closing price was $5.88 per share. On April 6, 1999, the closing price was $4.31 per share. At $4.31 per share, Embrex's stock trades at approximately 10 times expected earnings in a stock market that is trading at approximately 27 times expected earnings and has averaged a rate of 25 times earnings since 1996. On a cash flow basis, Embrex stock trades at just four times cash flow. In the U.S. market, leading drug and animal health companies currently trade at 30 to 60 times cash flow. Micro Cap Partners believes that merely to achieve a fair price in the market today, Embrex's shares need to trade at over $10 per share, or two to three times the current level. To gain a strategic advantage Embrex needs to aim at a price that is higher than $10 per share.

	The chronically low and steadily falling stock price is hurting Embrex. It puts Embrex at a strategic disadvantage to other publicly traded companies with high stock prices that can use their stock to buy new products or hire and motivate top employees and managers. The low share price hinders Embrex's ability to compete.

	Because the stock price has dropped steadily year after year, Micro Cap Partners believes that management is either unwilling or unable to do what is necessary to attract the attention of Wall Street and promote interest in the Company; therefore, the Company should seek the expertise of a professional, nationally recognized investment banking firm that can recommend strategies to enhance shareholder value.

	Micro Cap Partners is not seeking to replace any members of the Company's Board of Directors at this time. Micro Cap
Partners is a constructive investor and prefers a measured response. Micro Cap Partners hopes the Shareholder Proposal, if adopted, will send a strong message to the Board that the shareholders want to see an increase in the price of Embrex stock in the near term. If, however, Embrex's Board and management continue to be unwilling or unable to effect a meaningful increase in the value of the Company's Common Stock, then the shareholders should have the right to consider meaningful changes in the Embrex Board and/or Embrex management. Accordingly, Micro Cap Partners is also proposing the Special Meeting Amendment.
The purpose of the Special Meeting Amendment is to secure for Embrex's shareholders the right of the shareholders to call a Special Meeting of Shareholders. The 10% ownership threshold necessary to call a Special Meeting of Shareholders is identical to the threshold contained in the North Carolina Business Corporation Act, and ensures that shareholders holding a substantial stake in the Company will have the ability to call such a shareholders' meeting.

	In the event the Special Meeting Amendment is adopted, PAI, on behalf of Micro Cap Partners and other investment advisory clients of PAI, may call a Special Meeting of Shareholders for the purpose of electing different or additional directors to the Embrex Board, including the possibility of electing a majority of the Embrex Board, or for other purposes. If PAI decides to request a Special Meeting in the future, the vote of the Company's shareholders at such a Special Meeting will be solicited pursuant to a separate proxy statement.

					GENERAL

Proxy Information

	As of the Record Date, Micro Cap Partners was the beneficial owner of 304,500 shares of Common Stock, representing approximately 3.7% of the shares outstanding on the Record Date.
As of the Record Date, PAI was the beneficial owner of an aggregate of 1,083,000 shares of Common Stock, representing approximately 13.4% of the shares outstanding on the Record Date.

	The shares of Common Stock represented by each BLUE Proxy Card that is properly executed and returned to Micro Cap Partners will be voted at the Meeting in accordance with the instructions marked thereon. Executed but unmarked BLUE Proxy Cards will be voted FOR the election of management's nominees to the Board of Directors, FOR the adoption of the Special Meeting Amendment, FOR the adoption of the Shareholder Proposal, and FOR management's proposal to ratify the selection of Ernst & Young LLP as the Company's independent public accountants.

	If you hold your shares in the name of one or more brokerage firms, banks or nominees, only they can vote your shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions to vote the BLUE Proxy Card.

Proxy Revocation

	Whether or not you plan to attend the Meeting, Micro Cap Partners urges you to vote FOR the election of management's nominees to the Embrex Board, FOR the Special Meeting Amendment, FOR the Shareholder Proposal and FOR ratification of the appointment of Ernst & Young LLP by signing, dating and returning the BLUE Proxy Card in the enclosed envelope. You can do this even if you have already voted on the white proxy card solicited by the Embrex Board. It is the latest dated proxy that counts.

	Execution of a BLUE Proxy Card will not affect your right to attend the Meeting and to vote in person. Any shareholder granting a proxy (including a proxy given to the Company) may revoke it at any time before it is voted by (a) submitting a duly executed new proxy bearing a later date, (b) attending and voting at the Meeting in person, or (c) at any time before a previously executed proxy is voted, giving written notice of revocation to either Micro Cap Partners, c/o Morrow & Co., Inc., 445 Park
Avenue, 5th Floor, New York, New York, 10022, or the Company,
1035 Swabia Court, Durham, North Carolina 27703, Attention:
Corporate Secretary. Merely attending the Meeting without voting at the Meeting will not revoke any previous proxy that has been duly executed by you.

	Micro Cap Partners urges you to sign, date and mail the BLUE Proxy Card in the enclosed envelope. No postage is required for mailing within the United States.

				QUORUM AND VOTING

	The Embrex Board will furnish shareholders with a definitive proxy statement ("Management's Proxy Statement") in connection with the Embrex Board's solicitation of proxies at the Meeting. Information concerning the Record Date and the number of shares of Common Stock outstanding and entitled to vote on the Record
Date is required to be set forth in Management's Proxy Statement and, in accordance with Rule 14a-5(c) under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), reference is made to Management's Proxy Statement for such information.
Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Meeting.

	According to the By-Laws, the presence in person or by proxy of the holders of a majority of the outstanding shares of Common
Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting.

Election of Directors

	Pursuant to the By-Laws and North Carolina law, each holder of Common Stock is entitled to one vote for each share held on all matters considered at the Meeting. Directors will be elected by a plurality of the votes cast by shareholders at the Meeting. "Plurality" means that the individuals who receive the largest number of votes cast, even if less than a majority, are elected as directors up to the maximum number of directors to be chosen at the Meeting. Votes not cast at the Meeting because of broker non-votes, abstention or otherwise are not considered in determining which nominees receive the highest of number of votes.

	Micro Cap Partners does not at this time oppose the election of the Embrex Nominees and intends to use the BLUE Proxy Card to vote for the election of the Embrex Nominees, unless a shareholder directs otherwise on the BLUE Proxy Card or revokes the Proxy.

Special Meeting Amendment

	The Embrex Board of Directors states in its Preliminary Proxy Statement that it intends to use the discretionary authority given to it in the white proxy card to vote against the Special Meeting Amendment. The preliminary proxy material filed by Embrex also includes a proxy card that does not include the Special Meeting Amendment and does not allow shareholders to vote on the proposal. Accordingly, any shareholder who wishes to vote FOR the Special Meeting Amendment should use only the BLUE Proxy Card. Micro Cap Partners disputes the Company's right to use discretionary authority to vote against the Special Meeting
Amendment and believes that the Company must provide shareholders with a proxy card that will allow shareholders to vote on the Special Meeting Amendment as they see fit rather than to grant blanket discretionary authority to the Company.

	Approval of the Special Meeting Amendment requires that the votes cast in favor of the Special Meeting Amendment exceed the votes cast against it. Thus, abstentions, broker non-votes and withheld votes will not be counted in determining whether the Special Meeting Amendment has been approved. Only shares actually voted for or against the Special Meeting
Amendment will be counted.

Shareholder Proposal

	Any shareholder who wishes to vote for the Shareholder Proposal should use the BLUE Proxy Card, or, if using the white Proxy Card, should indicate a vote FOR the

Shareholder Proposal.

	Approval of the Shareholder Proposal requires the affirmative vote of a majority of the shares present, or represented, and entitled to vote at the Meeting. Assuming a quorum is present at the Meeting, abstentions will count as votes cast against the Shareholder Proposal, and broker non-votes will have no effect on the outcome of the vote on the Shareholder Proposal.

			MICRO CAP PARTNERS' PROPOSALS

			  Special Meeting Amendment

	Embrex's Certificate of Incorporation and By-Laws do not permit shareholders to take any action at any time other than once a year at the annual meeting of shareholders. To enable shareholders to call special meetings, Micro Cap Partners intends to present the Special Meeting Amendment set forth below for a vote at the Meeting. The text of the Special Meeting Amendment is as follows:

	RESOLVED, that Section 4 of Article III of the Company's By-Laws be amended by adding the following after the last sentence thereof:

		"In addition, and notwithstanding any other provision of these by-laws to the contrary, the following provisions shall govern special meetings of shareholders of the Corporation. A special meeting of the shareholders of the Corporation shall be called by the Secretary upon the written request of shareholders who together own ten percent (10%) or more of the outstanding shares of voting stock of the Corporation. The written request shall state the purpose and date of the meeting. The notice of the special meeting shall be mailed by the Secretary within 30 days following the Corporation's receipt of such request. If the Secretary fails to call the special meeting and mail the notice as required by the preceding sentence, a person designated by the shareholders requesting the meeting shall have the power and authority to call the special meeting and mail such notice. A special meeting called at the request of shareholders shall be presided over by a person designated by the shareholders calling the meeting. The record date for determining shareholders entitled to request a special meeting is the date the first shareholder signs the request. The record date for the special meeting shall be the record date set forth in the request, so long as such date complies with North Carolina law. Special meetings of shareholders shall be held at the location set forth in the request. For purposes of this Section 4, "shareholder" includes a beneficial owner whose shares are held in voting trust or by a nominee and whose beneficial ownership is certified to the Corporation by that voting trust or nominee. Without the approval of the shareholders, the board of directors may not further amend or repeal this Section 4 of the By-laws governing special meetings or adopt any new by-law provision that is inconsistent with or would render ineffective the provisions of this Section 4 pertaining to special meetings of shareholders."

	Micro Cap Partners believes that Embrex shareholders holding a substantial stake in the Company should have the right to call a Special Meeting of Shareholders. Adoption of the Special
Meeting Amendment would secure the right of shareholders holding
10% or more of the capital stock of the Company to call a Special Meeting. In addition, the Special Meeting Amendment would prevent the Board from amending, modifying or repealing the Special Meeting Amendment without the vote of the shareholders.
For additional information concerning Micro Cap Partners' reasons for proposing the Special Meeting Amendment, see "Reasons for the Solicitation" above.

	MICRO CAP PARTNERS STRONGLY RECOMMENDS THAT YOU VOTE "FOR" THE SPECIAL MEETING AMENDMENT.

				Shareholder Proposal

	Micro Cap Partners has submitted the following Shareholder Proposal to the Board of Directors of Embrex and is soliciting proxies from other Embrex shareholders to adopt the Shareholder Proposal. The text of the Shareholder Proposal is as follows:

		"The Board of Directors of the Company is requested promptly to retain a nationally recognized investment banking firm to recommend and evaluate the Company's options to increase shareholder value, including but not limited to, an issuer tender offer."

	PAI and Micro Cap Partners believe that Embrex shareholders deserve a fair return on their investment.

	The Shareholder Proposal is intended to be a referendum on shareholder value. This is a chance for shareholders to tell management that they are not satisfied with Embrex's current value, and want something done about it.

	PAI is the general partner of Micro Cap Partners, the proposer of this resolution. PAI is a registered investment adviser specifically structured to make long-term investments in the equity of "micro-cap" stocks based on original, fundamental analysis. Embrex, with its $40 million market capitalization, clearly falls within this category.

	We consider ourselves to be constructive investors. We try to be supportive of the companies in which we invest. PAI controls approximately 13.0% of Embrex's shares and is Embrex's largest shareholder.

	Despite Embrex's commercial success, and despite the fact that cash is piling up in Embrex's bank account, Embrex's stock price is below the price of its Initial Public Offering (in November of 1991). This drop in share value over the last seven years has occurred during the biggest bull market of our generation.

	We feel that of all the constituencies the Board serves, Embrex's shareholders have been the most poorly served over time. Poultry producers save tens of millions of dollars annually using Embrex products. Embrex's employees enjoy job security and a nice work environment. It is time for management and the Board to acknowledge their responsibility to the owners of Embrex. Voting yes on this resolution is the way for you, an Embrex owner, to ask them to do so.

	MICRO CAP PARTNERS URGES YOU TO VOTE "FOR" THE SHAREHOLDER
PROPOSAL.

			 Ratification Of Selection Of
			Independent Public Accountants

	The Embrex Board has selected Ernst & Young LLP as the
Company's independent public accountants for the fiscal year ending December 31, 1999, subject to the approval of the Company's shareholders.

	MICRO CAP PARTNERS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS THE
COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

	OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

	Micro Cap Partners is not aware of any matters to be presented for a vote of shareholders at the Meeting other than the election of directors, the Special Meeting Amendment, the Shareholder Proposal and the ratification of the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999. If any other matter properly comes before the Meeting, the person named as proxy on the enclosed BLUE Proxy Card will have discretionary authority to vote all shares covered by such proxies in accordance with his best judgment with respect to such matter, unless he is directed by a proxy to do otherwise.

		STOCK OWNERSHIP OF MICRO CAP PARTNERS AND PAI

	As of the Record Date, Micro Cap Partners owned beneficially 304,500 shares of Common Stock, representing approximately 3.7% of the outstanding Common Stock of Embrex. As of the Record
Date, PAI owned beneficially, on behalf of its investment advisory clients (including Micro Cap Partners), 1,083,000 shares of Common Stock, representing approximately 13.4% of the outstanding Common Stock of Embrex. As of the Record Date,
Mr. William L. Edwards, the President of PAI, personally owned 32,400 shares, or approximately 0.4%, of the outstanding Common Stock of Embrex. As of the Record Date, Mr. Theodore Janus, an investment analyst with PAI, did not personally own any shares of Embrex Common Stock.

	Management's Proxy Statement is required to set forth information as to the number and percentage of outstanding shares beneficially owned by (i) each person known by Embrex to own more than 5% of the outstanding Common Stock, (ii) each director and nominee of Embrex, (iii) the Chief Executive Officer of Embrex and the four other highest paid executive officers of Embrex and
(iv) all executive officers and directors of Embrex as a group. Reference is made to management's Proxy Statement for such information.

			  INFORMATION ABOUT PARTICIPANTS IN
			MICRO CAP PARTNERS' PROXY SOLICITATION

	The proxies solicited hereby are sought by Micro Cap Partners. Micro Cap Partners is a Delaware limited partnership. Its general partner is PAI. PAI is a California corporation and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. PAI's investment advisory clients include Micro Cap Partners and various separately managed accounts. Pursuant to investment management agreements, PAI is authorized, among other things, to invest funds of its advisory clients in securities, and to vote and dispose of those securities. William Leland Edwards is the President, sole shareholder and sole director of PAI. Theodore Janus is an investment analyst with PAI. The address of Micro Cap Partners and PAI, and the business address of Mr. Edwards' and Mr. Janus is 470 University Avenue, Palo Alto, California 94301.

	Except as set forth herein, neither PAI, Mr. Edwards, Micro Cap Partners, nor any of PAI's other investment advisory clients, nor any of their respective affiliates or associates, directly or indirectly, beneficially owns any shares of Common Stock of the Company or any securities of any parent or subsidiary of the Company, has had any relationship with the Company in any capacity other than as a shareholder, nor is or has been a party to any transactions, or series of similar transactions, nor is any currently proposed transaction or series of similar transactions known to any of them, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of them or their respective affiliates or associates had, or will have, a direct or indirect material interest. Neither PAI, Mr. Edwards, Micro
Cap Partners, nor any other PAI client, nor any of their respective affiliates or associates, has entered into any agreement or understanding with any person respecting any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. There are no contracts, arrangements or understandings by PAI, Mr. Edwards, Micro Cap Partners, or any other PAI client, or any of their respective affiliates or associates, within the past year with any person with respect to the Company's securities.

			PROXY SOLICITATION; EXPENSES

	Micro Cap Partners may solicit proxies by mail, telephone, in person or by other means.

	The total cost of this proxy solicitation (including fees of attorneys, solicitors and advertising and printing expenses) will be paid by PAI, and is estimated to be approximately $150,000. Approximately $75,000 of such costs have been paid to date. To the extent legally permissible, PAI intends to seek reimbursement from the Company for the costs of this solicitation. Micro Cap Partners and PAI do not currently intend to submit approval of such reimbursement to a vote of shareholders of the Company unless required by law.

	PAI has retained Morrow & Co., Inc. ("Morrow & Co.") to assist in the solicitation of proxies for a fee of $100,000 and will reimburse Morrow & Co. for reasonable out-of-pocket expenses. PAI will indemnify Morrow & Co. against certain liabilities and expenses in connection with the solicitation. Approximately 20 persons will be utilized by Morrow & Co. in its solicitation efforts, which may be made by telephone, facsimile, telegram and in person.

	Micro Cap Partners intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under applicable law to adopt the Special Meeting Amendment and the Stockholder Proposal.
Micro Cap Partners and PAI have notified the Company of such intention.


April __, 1999				MICRO CAP PARTNERS, L.P.



						By:	Palo Alto Investors
							General Partner


							By:
								William L. Edwards
								President


If you have any questions or require assistance, please contact:

	Morrow & Co., Inc.
	445 Park Avenue, 5th Floor
	New York, New York, 10022
	Toll Free:  (800) 662-5200



									APPENDIX I


				EMBREX, INC. PROXY SOLICITED BY
				    MICRO CAP PARTNERS, L.P.
		IN OPPOSITION TO THE BOARD OF DIRECTORS OF EMBREX, INC.

	The undersigned hereby appoints William L. Edwards and Theodore Janus, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, no par value, of Embrex, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company scheduled to be held on May 20, 1999, or any other shareholder's meeting held in lieu thereof, and at any and all adjournments, postponements, reschedulings or continuations thereof.

1.	Election of Directors:  (check one box only)

	Company Nominees:	Charles E. Austin; C. Daniel Blackshear; Lester M.
				Crawford, DVM, Ph.D.; Randall L. Marcuson; Kenneth N.
				May, Ph.D.; Arthur M. Pappas.

		/ /	FOR all nominees		/ /	WITHHOLD AUTHORITY
			listed above			to vote for all
								nominees listed above

		/ /	FOR all nominees listed above (except as marked to
			the contrary below)

	Instruction: To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) in the space provided: ____________________________________

	You should refer to the Proxy Statement distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company's nominees.

2.	Ratify the action of the Board of Directors in appointing
Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 1999.

	/ /	FOR			/ /	AGAINST			/ /	ABSTAIN

MICRO CAP PARTNERS RECOMMENDS A VOTE FOR ITEM 3.

3.	Adopt a Shareholder Proposal submitted by Micro Cap Partners recommending that the Company retain an investment banking firm to advise the Company on strategies to improve the Company's stock price and maximize shareholder value.

	/ /	FOR			/ /	AGAINST			/ /	ABSTAIN


MICRO CAP PARTNERS RECOMMENDS A VOTE FOR ITEM 4.

4.	Adopt an Amendment to the Company's By-Laws granting to
shareholders the right to call special meetings of shareholders.

	/ /	FOR			/ /	AGAINST			/ /	ABSTAIN

	The proxies are hereby authorized to vote in their discretion upon all other matters that may properly come before the Meeting or any adjournments, postponements, reschedulings or continuations thereof.

	THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE COMPANY'S
NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2, 3 AND 4

The undersigned hereby acknowledges receipt of the Proxy
Statement from Micro Cap Partners.

DATED:  	____________, 1999


_______________________________
Signature


_______________________________
Signature, if held jointly


Title or Authority:  ______________________

Please sign exactly as your name
appears on this proxy.  Joint
owners should each sign personally.
If signing as attorney, executor,
administrator, trustee or guardian,
please include your full title.
Corporate proxies should be signed
by an authorized officer.

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE
ENVELOPE ENCLOSED.



CRK\4325\011\1040446.01